Exhibit 10.27

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 5, 2004, is made by Innovative Computing Group, Inc., an Ohio corporation (the "DEBTOR"), in favor of IA Global, Inc. (the "LENDER"), and is executed by the Debtor in connection with the issuance of a Secured Promissory Note to Lender, dated as of the date hereof (the "NOTE"). The Debtor and the Lender hereby agree as follows:

SECTION 1. DEFINITIONS:

         (a) As used in this Agreement, the following terms shall have the following meanings:

         "COLLATERAL" has the meaning set forth in Section 2.

         "DOCUMENTS" means this Agreement, the Note, the Escrow Agreement by and among the Debtor and the Lender to hold the Security pending repayment of the Note (the "ESCROW AGREEMENT"), and all other certificates, documents, agreements and instruments delivered to the Lender under or in connection with the Note.

         "EVENT OF DEFAULT" has the meaning given to such term in the Note.

         "OBLIGATIONS" means all indebtedness, liabilities and other obligations of the Debtor to the Lender under the Documents.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided; however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code (or such other set of laws and statutes) as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction (or such other set of laws and statutes) for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         (b) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

SECTION 2. SECURITY INTEREST; PERFECTION.

(a) In order to secure the full and punctual payment and performance of the Obligations, the Debtor hereby grants to the Lender a continuing security interest in and to all right, title and interest of the Debtor in, to or under the property set forth on SCHEDULE 2(A) hereto, including all Proceeds and products thereof (collectively, the "COLLATERAL"). The security interest granted hereby is granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Debtor with respect to any of the Collateral or any transaction in connection therewith. Notwithstanding the foregoing, so long as there has not occurred an Event of Default, QC shall have the right to distribute the Security pursuant to the

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terms of a license agreement between QC and the Debtor, PROVIDED, that such distribution shall only be made on a non-exclusive basis and shall only consist of the object code of the Security.

(b) In order to perfect the Lender's security interest in the Collateral, the Debtor shall sign all financing statements, or other documents reasonably requested by the Lender for the purpose of perfecting and maintaining the security interest in the Collateral granted pursuant to Section 2(a) above. The Debtor authorizes the Lender to file financing statements describing the Collateral.

SECTION 3. FINANCING STATEMENTS; ETC.

         (a) The Lender may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Lender.

         (b) The Lender acknowledges that it has, independently and without reliance upon any other party and based on such documents and information, as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. The Lender also acknowledges that it will, independently and without reliance upon any other party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Document or related agreement or any document furnished hereunder or thereunder.

SECTION 4. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Lender that:

         (a) The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) The execution, delivery and performance by the Debtor of this Agreement have been duly authorized by all necessary corporate action of the Debtor, and this Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, subject to bankruptcy and similar laws and equitable principles.

         (c) The Debtor's chief executive office and principal place of business (as of the date of this Agreement) as well as other locations of Collateral, if any, are located at the addresses set forth in SCHEDULE 4(C).

         (d) The security interests created hereby constitute valid security interests under the UCC securing the Obligations. When UCC financing statements shall have been filed with the Secretary of State of the State of Ohio, the security interests created hereby with respect to Collateral which can be perfected by filing shall constitute a perfected security interest in the Collateral, ranking prior to all other liens, encumbrances, and rights of others therein (other than liens that by statute are given a priority senior to that of the Lender).

SECTION 5. COVENANTS. The Debtor agrees that:

         (a) The Debtor shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral. In furtherance and not in limitation of

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the foregoing, in order to perfect the Lender's security interest in the
Collateral, the Debtor covenants and agrees to provide any required notice of the provisions of this Agreement to, and to use its reasonable commercial efforts to enter into a control agreement with, any financial institution holding deposits or investments of the Debtor.

         (b) The Debtor shall comply with all laws, regulations and ordinances, and all policies of insurance, relating to the possession, operation, maintenance and control of the Collateral except to the extent that such noncompliance would not be reasonably likely to have a material adverse effect on the value of the Collateral or any material portion thereof or the Debtor's ability to perform its obligations under the Documents (a "COLLATERAL MATERIAL ADVERSE EFFECT").

         (c) The Debtor shall give prompt written notice to the Lender (and in any event not later than ten (10) days prior to any change described below in this subsection) of: (i) any change in the location of the Debtor's chief executive office or principal place of business, (ii) any change in its name, and (iii) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading.

         (d) The Debtor shall not surrender or lose possession of (other than to Lender), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein.

         (e) The Debtor shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings and except to the extent that the failure to do so would not be reasonably likely to have a Collateral Material Adverse Effect.

         (f) The Debtor shall place the Collateral in escrow, with the escrow agent of Recall Pty Ltd. (the "ESCROW AGENT").

SECTION 6. REMEDIES.

         (a) Upon the occurrence and during the continuance of any Event of Default, the Lender may declare any of the then outstanding monetary Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to the Lender in this Agreement, all rights and remedies of a secured party with a first priority security interest under the UCC and other applicable laws.

         (b) Subject to those procedures set forth in the Note with respect to remedies upon an Event of Default, any and all cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied by the Lender to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the then outstanding monetary Obligations shall be promptly paid over to the Debtor or otherwise disposed of in accordance with the UCC or other applicable law. The Debtor shall remain liable to the Lender for any deficiency which exists after any sale or other disposition or collection of Collateral.

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         (c) Subject to paragraph (b) of this Section 6, the Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require the Lender (A) to proceed against any person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in the Lender's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Lender arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

SECTION 7. NOTICES. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with Section 9(d) of the Note.

SECTION 8. NO WAIVER: CUMULATIVE REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Lender.

SECTION 9. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the Debtor, the Lender and their respective successors and assigns. The Debtor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Lender. Any such purported assignment, transfer, hypothecation or other conveyances by the Debtor without the prior express written consent of the Lender shall be void. The Debtor acknowledges and agrees that in connection with an assignment of the Obligations, to the extent permitted under the Note, the Lender may assign all or a portion of its rights and obligations hereunder. Upon any assignment of the Lender's rights hereunder, such assignee shall have, to the extent of such assignment, all rights of the Lender hereunder and may in turn assign such rights. The Debtor agrees that, upon any such assignment such assignee may enforce directly, without joinder of the assigning Lender, the rights of such Lender set forth in this Agreement and any such assignee shall be entitled to enforce such Lender's rights and remedies under this Agreement to the same extent as if it were a Lender party hereunder.

SECTION 10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, except for its conflicts of law provisions and as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

SECTION 11. ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the Debtor and the Lender.

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SECTION 12. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 13. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart.

SECTION 14. TERMINATION. Upon payment in full of all then outstanding principal under the Note and all interest accrued thereon, this Agreement shall terminate and be of no further force or effect, and all rights to the Collateral shall revert to the Debtor, and the Lender shall promptly execute and deliver to the Debtor such documents and instruments reasonably requested by the Debtor as shall be necessary to evidence termination of all security interests given by the Debtor to the Lender hereunder. In addition, at any time and from time to time prior to such termination, if any Collateral is sold, leased, exchanged, assigned or otherwise disposed of in accordance with and as not prohibited by this Agreement, the security interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall terminate immediately without any further action on the part of the Lender, and such Collateral shall no longer be deemed to be "Collateral" for purposes of this Agreement, and the covenants contained herein.

SECTION 15. COSTS AND EXPENSES. In the event any action is taken to enforce the rights of the Lender under this Agreement, in addition to such other relief as may be granted, the Debtor shall be responsible for all reasonable costs and expenses, including reasonable attorneys' fees incurred in such action unless the taking of such enforcement action constitutes willful misconduct by the person taking such action.

                    [Signatures appear on the following page]

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         IN WITNESS WHEREOF, the parties hereto have duly executed this Security
Agreement, as of the date first above written.



                                        DEBTOR:

                                        INNOVATIVE COMPUTING GROUP, INC.

                                        By: /s/ Dr. Olu Lafe

                                        Name: Dr. Olu Lafe

                                        Title: CEO



                                        LENDER:

                                        IA GLOBAL, INC.

                                        By: /s/ Alan Margerison

                                        Name: Alan Margerison

                                        Title: President



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                                  SCHEDULE 2(A)

         Debtor hereby conveys, assigns, pledges and grants a continuing and unconditional security interest to the Lender, its successors and assigns, in and to the source code (and any dictionaries or other keys or codes necessary to read the source code) to the Miliki SuperCompressor .The property set forth in the preceding sentence, together with property of a similar nature which Debtor hereafter owns or in which Debtor hereafter acquires any interest, is referred to herein as the "COLLATERAL."

         Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property, right or interest to the extent that the grant of a security interest therein would be contrary to applicable law. Furthermore, the term Collateral shall not include any "Excluded Assets."

         As used in this SCHEDULE 2(A), the following terms shall have the following meanings:

         "EXCLUDED ASSETS" shall mean the following Intellectual Property owned by the Debtor:.

         1. Biometrics Technology - Methods, applications and apparatus using dynamical systems such as Cellular Automata for measuring and analyzing human body characteristics such as fingerprints, eye retinas and irises, voice patterns, gait, facial patterns, and hand measurements, especially for but not limited to authentication purposes.

         2. CA-Based Computer - Methods, applications and apparatus that make use of Cellular Automata as the basis of processing information according to a well defined procedure.

         3. Modeling/Forecasting - Methods, applications and apparatus using mathematical and computational techniques to represent and forecast processes (including but not limited to those derived from physical, chemical, biological, financial, geologic etc events).

         4. Any future DARPA projects - Methods, applications and apparatus using swarm intelligence for mobile data routing systems referred to as MANET (Mobile Ad Hoc Networks) - shall be deemed part of the ECA.

         5. The current DARPA contract shall be considered an Excluded Asset that is not immediately subject to an ECA. However, should this contract move to a larger scale or move to the next stage of its development, then ICG agrees to negotiate in good faith to establish an ECA with Newco on the basis of the agreed framework, including obtaining any required consent from DARPA.

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                                  SCHEDULE 4(C)


         Chief Executive Office and Principal Place of Business:



                  Innovative Computing Group, Inc.
                  767 Beta Drive
                  Mayfield Village, Ohio 44143
                  Telephone: _________________
                  Facsimile: __________________

         Other locations of Collateral, if any:

                  At the location specified in the Escrow Agreement.



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